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                                                                     Exhibit 24

                               POWER OF ATTORNEY


     We, the undersigned officers and directors of HSBC Americas, Inc., hereby severally and individually constitute and appoint Philip S. Toohey the true and lawful attorney-in-fact and agent of each of us to execute in the name, place and stead of each of us (individually and in any capacity stated below), a Registration Statement of HSBC Americas, Inc. on Form S-3 to register Debt Securities and Preferred Stock and any and all amendments (including post-effective amendments) to such Registration Statement, and to file the same, with all exhibits thereto, and other documents or instruments necessary or advisable in connection therewith, with the Securities and Exchange Commission, such attorney-in-fact and agent to have full power and authority to do and perform in the name and on behalf of each of the undersigned every act whatsoever necessary or advisable to be done in and about the premises, as fully to all intents and purposes as any of the undersigned might or could do in person, and we hereby ratify and confirm our signatures as they may be signed by our said attorney-in-fact and agent to any and all such amendments and instruments.

     This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original, but which taken together shall constitute one instrument.


May 21, 1998                     /s/ I. Malcolm Burnett
                                ---------------------------------
                                I. Malcolm Burnett
                                President, Chief Executive Officer and Director

May 21, 1998                     /s/ James H. Cleave
                                ---------------------------------
                                James H. Cleave
                                Director

May 21, 1998                     /s/ Youssef A. Nasr
                                ---------------------------------
                                Youssef A. Nasr
                                Director

May 21, 1998                     /s/ Robert M. Butcher
                                ---------------------------------
                                Robert M. Butcher
                                Executive Vice President and Chief
                                Financial Officer

May 21, 1998                     /s/ Gerald A. Ronning
                                ---------------------------------
                                Gerald A. Ronning
                                Executive Vice President and Controller